UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 18, 2021

_______________________________

EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa, Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

(b) and (c). Effective October 18, 2021, the Board of Directors of Empire Petroleum Corporation (the “Company”) appointed Angela Baker, age 36, as Chief Accounting Officer of the Company. Michael Morrisett, the Company’s President, relinquished the role of Chief Accounting Officer upon the hiring of Ms. Baker. Ms. Baker will report to Mr. Morrisett.

From 2015 to 2021, Ms. Baker served as Assurance Senior Manager and Assurance Manager for HoganTaylor LLP, one of the largest public accounting firms in the Oklahoma and Arkansas region. She was a Senior Accountant for Samson Resources, an oil and gas company, from 2013 to 2015. From 2008 to 2012, she was an Audit Senior Associate for Grant Thornton LLP, an independent public accounting firm. Ms. Baker has Bachelor’s and Master’s Degrees in Accounting from Oklahoma State University and is a certified public accountant.

Ms. Baker will receive a one-time award of 60,000 shares of common stock of the Company under the Company’s 2021 Stock and Incentive Compensation Plan (the “Plan”), which will vest over a period of three years in one-third increments on each anniversary of October 18, 2021. Ms. Baker will earn a base salary of $190,000 per year. She will be eligible to receive annual bonuses at the discretion of the Board of Directors of the Company. She will also be eligible for future equity awards under the Plan at the discretion of the Board of Directors of the Company.

Item 7.01	Regulation FD Disclosure.

On October 21, 2021, the Company issued a press release announcing the appointment of Phil Mulacek and Ben Marchive II as new directors. A copy of the press release is furnished as Exhibit 99.1 hereto.

This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished or filed herewith.

Exhibit Number	Description

99.1	Press Release of Empire Petroleum Corporation dated October 21, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: October 22, 2021	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President

3